Lease Committments	6 Months Ended
Jun. 30, 2011
Lease Committments

Operating Leases

Facilities are leased under operating leases expiring at various dates through 2020. Certain of these leases contain renewal options. Rental expense was $40,007 for the three months ended June 30, 2011 as compared to $33,426 for the three months ended June 30, 2010. For the six months ended June 30, 2011 rent expense was $78,310 as compared to $66,294 for the same period in 2010.

As of June 30, 2011, future minimum lease payments under non-cancelable operating leases were as follows:

Operating
For the fiscal years:	Leases
2011	69,467
2012	141,528
2013	145,066
2014	148,693
2015	132,415
Thereafter	376,828
Total lease payments	$ 1,013,997

Capital Leases

During the year ended December 31, 2010, Green completed its capital lease through a bargain purchase option extended in the lease agreement. The bargain purchase amount was $4,916 which was the entire amount of the security deposit.